                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 3, 1996
                                                 ----------------



                        PIEDMONT MINING COMPANY, INC.
           (Exact name of registrant as specified in its charter)



North Carolina                                           0-16436                                               56-1378516
--------------                                           -------                                               ----------
(State or other jurisdiction                           (Commission                                          (IRS Employer
of incorporation)                                      File Number)                                   Identification No.)



4101-G Stuart Andrew Boulevard, Charlotte, North Carolina                 28217
-------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (704) 523-6866
                                                   ----------------------------
                                Not applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                               Page 1 of 6 Pages

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Price Waterhouse LLP has served as the Registrant's independent accountant to audit the financial statements of the Registrant and its subsidiaries for each of the two most recent fiscal years ended December 31, 1995 and December 31, 1994 and for prior fiscal years. At the 1996 Annual Meeting of Shareholders, the Board of Directors did not submit a recommendation for shareholder approval of the selection of independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 1996, stating that the Board of Directors would make such selection at a later time, but Price Waterhouse LLP has continued to provide accounting services to the Registrant through December 3, 1996. On December 3, 1996, Price Waterhouse LLP notified the Registrant that it was resigning from its engagement as the Registrant's independent accountant and that it declined to be considered for service as the Registrant's independent accountants to audit the financial statements of the Registrant for the fiscal year ending December 31, 1996.

         Price Waterhouse LLP's report on the financial statements of the Registrant and its subsidiaries for the year ended December 31, 1995 dated April 4, 1996 contained explanatory paragraphs describing the operating status of the Registrant and certain factors which raised substantial doubt as to the ability of the Registrant to continue as a going concern, but contained no adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles. Price Waterhouse LLP's report on the financial statements of the Registrant for the fiscal year ended December 31, 1994 dated March 17, 1995 included explanatory paragraphs describing an uncertainty associated with a claim asserted against the Registrant and a change in accounting for income taxes in 1994 but did not contain an adverse opinion or a disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the Registrant's two most recent fiscal years ended December 31, 1995 through December 3, 1996, (1) there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreement(s) in its report on the Registrant's financial statements for such years, and (2) no "reportable event" (as defined in Item 304(a)(1)(iv) of Regulation S-B) occurred.

         The Registrant has provided Price Waterhouse LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. A letter from Price Waterhouse LLP addressed to the Securities and Exchange Commission indicating its agreement with the statements made by the Registrant in this Current Report on Form 8-K is filed herewith as Exhibit 16 to this Report.

                               Page 2 of 6 Pages

         (b) The Board of Directors has not yet selected a firm to replace Price Waterhouse LLP as independent accountants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                 16 Letter from Price Waterhouse LLP regarding resignation of certifying accountant.





                               Page 3 of 6 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      PIEDMONT MINING COMPANY, INC.



                                      By: Robert M. Shields, Jr. /s/
                                          ------------------------------------
                                          Robert M. Shields, Jr.
                                          Chairman of the Board, Chief
                                          Executive Officer and Treasurer



Dated:  December 6, 1996





                               Page 4 of 6 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                       Commission File Number
December 3, 1996                                           0-16436


                         PIEDMONT MINING COMPANY, INC.

                                 EXHIBIT INDEX


Exhibit No                                       Exhibit Description
----------                                       -------------------
   16                               Letter of Price Waterhouse LLP dated December 3, 1996
                                    regarding resignation of certifying accountant (Page 6 of the sequentially numbered pages).





                               Page 5 of 6 Pages